Exhibit 10.3
SECOND AMENDMENT TO AMENDED AND RESTATED
FIRST LIEN LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED FIRST LIEN LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of May 2, 2023, and is entered into by and among SELWAY WINE COMPANY, a Delaware corporation (“Intermediate Holdco”), MALLARD BUYER CORP., a Delaware corporation (“Borrower Agent”), each other Subsidiary of Intermediate Holdco party hereto (together with the Borrower Agent, each a “Borrower” and, collectively, “Borrowers”), the Lenders (as defined below) party hereto, and BMO HARRIS BANK N.A., as successor in interest to BANK OF THE WEST (“BMO”), as administrative agent for the Lenders (in such capacity, “Agent”).
RECITALS
WHEREAS, Intermediate Holdco, Borrowers, the financial institutions party thereto as of the date hereof, as lenders, and the Agent are parties to that certain Amended and Restated First Lien Loan and Security Agreement, dated as of November 4, 2022 (as amended from time to time prior to the date hereof, the “Existing Loan Agreement” and the Existing Loan Agreement, as amended by this Amendment, the “Loan Agreement”);
WHEREAS, the Borrowers have requested that Agent and the Required Lenders agree to amend the Existing Loan Agreement by amending the definition of Fixed Charge Coverage Ratio; and
WHEREAS, Agent and the Required Lenders have agreed to Borrowers’ request, subject to the terms of this Amendment.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:
1.DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.
2.AMENDMENTS. Upon the Second Amendment Effective Date (as defined below), the Existing Loan Agreement is hereby amended as follows:
a.Revise Definition of Fixed Charge Coverage Ratio. The definition of “Fixed Charge Coverage Ratio” in Section 1.1 of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:
Fixed Charge Coverage Ratio: the ratio, determined on a consolidated basis for Intermediate Holdco and its Subsidiaries, of (a) (i) TTM EBITDA minus (ii) Maintenance Capital Expenditure Amount paid during the applicable Test Period (except those financed with (x) Debt, other than revolving credit facilities or (y) proceeds arising from a casualty event covered by insurance, an Asset Disposition not prohibited by Section 10.2.6 or an issuance of any Equity Interests (or receipt of capital contributions) by any Borrower, in each case, to the extent such proceeds are applied to finance such Capital Expenditures within 365 days) minus (iii) all federal, state, and local income taxes paid in cash during such period or Distributions made in accordance with Section 10.2.4 by any Obligor to the direct or indirect parent of Intermediate Holdco for the payment of such taxes during the applicable Test Period, to (b) Fixed Charges.
a.Addition of New Defined Terms. The defined terms “Maintenance Capital Expenditures” and “Maintenance Capital Expenditure Amount” are added to Section 1.1 of the Existing Loan Agreement as follows in the appropriate alphabetical order:
Maintenance Capital Expenditures: all Capital Expenditures necessary to maintain existing output or capacity of operations, including expenditures required by policies (whether regulatory, internal, or other) which govern existing operations.
Maintenance Capital Expenditure Amount: an amount of Maintenance Capital Expenditures equal to, as of any date of determination, the greater of (a) $7.5 million, and (b) the actual amount paid for such Maintenance Capital Expenditures during the applicable Test Period.

1.CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective on the date (such date the “Second Amendment Effective Date”) on which Agent shall have received counterparts to this Amendment, duly executed by the Agent, Intermediate Holdco, the Borrowers, and the Required Lenders party hereto.
2.REPRESENTATIONS AND WARRANTIES. Intermediate Holdco and each of the Borrowers hereby affirm to Agent and the Lenders party hereto:
a.All of Borrowers’ representations and warranties set forth in Section 9 of the Loan Agreement are true and correct in all material respects as of the date hereof; provided that to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true and correct in all material respect as of such earlier date (provided that if a representation or warranty is by its terms already subject to a materiality qualifier, it shall not be further subject to the materiality qualifier in this Section 4.1).
b.No Default or Event of Default exists or would arise after giving effect to this Amendment.
3.LIMITED EFFECT. Except for the specific amendments contained in this Amendment, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect.
4.GOVERNING LAW; CONSENT TO FORUM. Sections 14.13 and 14.14 of the Loan Agreement are incorporated herein by reference, mutatis mutandis.
5.COUNTERPARTS. This Amendment may be executed in counterparts, each of which when shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures are on following pages]

IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.
INTERMEDIATE HOLDCO:

SELWAY WINE COMPANY

By: /s/     Alex Ryan
Name:    Alex Ryan
Title: President and Chief Executive Officer

BORROWERS:

MALLARD BUYER CORP.
HERITAGE WINE, LLC
CANVASBACK WINE, LLC
WATERFOWL WINE, LLC
HERITAGE VINEYARD, LLC
DUCKHORN WINE COMPANY
KB WINES CORPORATION
DOMAINE, M.B., LLC
CHENOWETH GRAGAM LLC

By: /s/     Alex Ryan
Name:    Alex Ryan
Title: President and Chief Executive Officer

AGENT AND LENDERS:

BANK OF THE WEST,
as Agent

By: /s/     Eric Andersen
Name:    Eric Andersen
Title:    Vice President

BANK OF THE WEST,
as Lender

By: /s/     Richard Appleby
Name:    Richard Appleby
Title: Vice President

AGCountry Farm Credit Services, PCA,
as Lender

By: /s/     Lisa Casewell
Name:Lisa Casewell
Title:Vice President Capital Markets

Capital Farm Credit PCA,
as Lender

By: /s/     Agustin Arzeno
Name:Agustin Arzeno
Title:Director Capital Markets

Capital Farm Credit, FLCA,
as Lender

By: /s/     Agustin Arzeno
Name:Agustin Arzeno
Title:Director Capital Markets

Compeer Financial, PCA,
as Lender

By: /s/     Daniel J. Best
Name:Daniel J. Best
Title:Director, Capital Markets

Farm Credit Services of America, PCA,
as Lender

By: /s/     Dustin Oswald
Name: Dustin Oswald
Title:Vice President - Capital Markets

Greenstone Farm Credit Services, FLCA,
as Lender

By: /s/     Curtis Flammini
Name:Curtis Flammini
Title: VP of Capital Markets Lending

Greenstone Farm Credit Services, ACA,
as Lender

By: /s/     Curtis Flammini
Name:Curtis Flammini
Title: VP of Capital Markets Lending

ING Capital LLC,
as Lender

By /s/     Michael Chen
Name:Michael Chen
Title:Director

By: /s/     Jeffrery Chu
Name:Jeffrey Chu
Title:Director

JP Morgan Chase Bank N.A.,
as Lender

By /s/     Philip Busqua
Name:Philip Busqua
Title:Authorized Signer

MUFG Union Bank N.A.,
as Lender

By: /s/     Peter Ehlinger
Name:Peter Ehlinger
Title:Vice President

AGWest Farm Credit, PCA (fka, Northwest Farm Credit Services, PCA),
as Lender

By: /s/     Paul Hadley
Name:Paul Hadley
Title:Vice President

HTLF Bank,
as Lender

By: /s/     Travis Moncada
Name:Travis Moncada
Title:SVP/SRM

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